UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange
Preferred Stock Purchase Rights	--	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 11, 2010, Kohl’s, Inc. f/k/a Kohl’s Department Stores, Inc. (“Kohl’s”) and Capital One, National Association (“Capital One”) entered into a strategic alliance related to the private label credit card operations of Kohl’s and its subsidiaries, and as part of this alliance, Kohl’s and Capital One entered into a Private Label Credit Card Program Agreement, as amended from time to time (the “Program Agreement”).

Effective March 14, 2022, the parties have amended and restated the Program Agreement (“Amended Program Agreement”).

Pursuant to the Amended Program Agreement, Capital One will: (a) continue to offer private label credit cards to new and existing customers of Kohl’s; and (b) in the future (and subject to various implementation factors) also offer a co-branded credit card where the Kohl’s card is co-branded with a major payment network and can be used in Kohl’s and various non-Kohl’s locations (collectively, the “Program”). The Program will operate in substantially the same manner as it currently operates, and with planned modernization of technology and processes. The effects of the transaction will be largely transparent to Kohl’s customers.

The initial term of the Amended Program Agreement runs through March 31, 2030.

The foregoing is a brief description of the terms and conditions of the amendment to the Program Agreement and does not purport to be complete. A copy of the Amended Program Agreement is expected to be filed with the Securities and Exchange Commission as an exhibit to the Quarterly Report on Form 10-Q of Kohl’s Corporation for the quarter ending April 30, 2022.

Item 7.01 Regulation FD Disclosure.

On March 18, 2022, Kohl’s Corporation issued a press release announcing the amendment to the Program Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 7.01, including Exhibit 99.1 attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2022	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Senior Executive Vice President,
General Counsel and Corporate Secretary